UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2025

ASP Isotopes Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41555	87-2618235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Pennsylvania Avenue NW, South Building, Suite 900 Washington, DC	20004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 756-2245

 Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	ASPI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01. Entry into a Material Definitive Agreement.

Transaction Overview

On May 20, 2025, ASP Isotopes Inc., a Delaware corporation (“ASP Isotopes” or the “Company”), entered into agreement (the “Agreement”), by and between the Company and Renergen Limited, a public company incorporated under the laws of the Republic of South Africa focused on production of liquefied helium (LHe) and liquefied natural gas (LNG) (“Renergen”), pursuant to which, subject to the terms and conditions thereof, the Company will make an offer to acquire all of the issued ordinary shares of Renergen (“Renergen Ordinary Shares”), in exchange for shares of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”), as described below (the “Offer”). The Company intends to implement the Offer through the implementation of a scheme of arrangement (the “Scheme”) in accordance with Sections 114 and 115 of the South African Companies Act, No. 71 of 2008 (the “Companies Act”). As a result of the implementation of the Scheme, Renergen will become a wholly owned subsidiary of the Company. If the Scheme lapses or fails, solely due to one or more Scheme conditions not being fulfilled or, where applicable, not being waived, the Company, as part of the same Offer, will make an offer to acquire up to 100% of the Renergen Ordinary Shares from Renergen shareholders by way of general standby offer, which will not be subject to any condition as to acceptances (the “Standby Offer”; and the transactions contemplated by the Agreement, including the Scheme and the Standby Offer, the “Transactions”).

The implementation of the Scheme will result in the delisting of the Renergen Ordinary Shares from the Johannesburg Stock Exchange (the “JSE”), the Australian Securities Exchange and A2X. The Company Common Stock will continue to be listed on The Nasdaq Capital Market and will additionally be listed on the JSE by way of a secondary inward listing (the “Company Secondary Listing”).

Offer Consideration

On the implementation date of the Scheme (the “Scheme Implementation Date”), the holders of record of Renergen Ordinary Shares, who are registered as such in Renergen’s securities register as of the applicable record date for purposes of the listing requirements of the JSE (the “Scheme Record Date”), will exchange 100% of the issued Renergen Ordinary Shares as of the Scheme Record Date, excluding treasury shares, in exchange for consideration consisting of 0.09196 shares of Company Common Stock for each Renergen Ordinary Share (the “Scheme Consideration” and the shares of Company Common Stock to be issued as the Scheme Consideration or in the Standby Offer, the “Consideration Shares”). Any entitlements to fractions of shares of Company Common Stock that otherwise would be issuable pursuant to the Scheme will be rounded down to the nearest whole number of shares and a cash payment will be made for any fractional shares resulting from such rounding. In no event will the Company issues more than14,270,000 Consideration Shares.

The implementation of the Scheme and the issuance of the Consideration Shares is expected to result in current securityholders of Renergen and current securityholders of the Company owning approximately 16% and 84%, respectively, of the outstanding shares of Company Common Stock immediately following the Scheme Implementation Date.

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Governance

The Agreement provides that, in the event that either the Scheme or the Stand-by Offer results in the Company acquiring at least 51% of the issued Renergen Ordinary Shares, after such event, Renergen will become an operating subsidiary of the Company and will continue to be led by Stefano Marani, the current Chief Executive Officer of Renergen, who will join the board of directors of the Company and become the Chief Executive Officer of the Electronics and Space Division of ASP Isotopes. Nick Mitchell, the Chief Operating Officer of Renergen, will become Co-Chief Operating Officer of ASP Isotopes.

Conditions to Closing

The Offer (including the Scheme and the Standby Offer) will be subject to the fulfilment or, where permissible, waiver of the following Offer conditions that, by no later than September 30, 2025: (i) the written consent for the transfer of the Renergen Ordinary Shares in terms of the Offer is obtained from the Industrial Development Corporation of South Africa and the United States International Development Finance Corporation (“Renergen Lenders”) in terms of the change of control provisions under their respective loan and/or funding arrangements with Renergen and subsidiaries of Renergen and that the Renergen Lenders agree not to proceed in foreclosing on outstanding debt due by those subsidiaries, as a result of any breach of covenants, event of default or otherwise, prior to July 31, 2027; (ii) the written consent for the transfer of the Renergen Ordinary Shares in terms of the Offer is obtained from The Standard Bank of South Africa (“SBSA”) in terms of the change of control provisions under its respective loan(s) and/or funding arrangement(s) with Renergen and SBSA agrees to extend the repayment date for the loan(s) and/or funding arrangement(s) to at least March 31, 2026; (iii) AIRSOL SRL agrees to extend the maturity date for the convertible debentures that it holds in Renergen, to at least March 31, 2026; (iv) receipt of required regulatory approvals required to implement the Offer are obtained (except for the requirement that Takeover Panel issue a compliance certificate to Renergen in terms of section 121(b) of the Companies Act); (v) receipt of all regulatory approvals required for the Company Secondary Listing; (vi) approval of applicable competition authorities to implement the Offer; (vii) approval by Renergen’s shareholders of the Shareholder Ratification resolution and the Scheme resolution to be descried in the combined circular to be distributed to Renergen’s shareholders (the “Renergen Shareholder Approval”); and (viii) absence of a material adverse change with respect to Renergen.

Exclusivity Agreement and Bridge Loan

On March 31, 2025, the Company and Renergen entered into an exclusivity agreement (as subsequently amended, the “Exclusivity Agreement”), pursuant to which the parties agreed to discuss and negotiate the proposed transaction on an exclusive basis for a limited period ending on May 31, 2025. Renergen received a refundable exclusivity payment of the ZAR equivalent amount of $10 million, which amount has since been converted into and credited as an advance under a $30 million bridge loan agreement, dated May 19, 2025, by and among the Company, ASP Isotopes South Africa Proprietary Limited, as lender, and Renergen, as borrower (the “Loan Agreement”). Under the Loan Agreement, the Company has agreed to advance two tranches of loan amounts of the ZAR equivalent amount of $10 million each, to be advanced on or before May 31, 2025 and June 30, 2025, such that the total advanced amounts advanced to Renergen will be the ZAR equivalent of $30 million, to enable Renergen to meet key lender payment deadlines and avoid a default by Renergen under its existing loan/funding arrangements.

* * * * * *

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The foregoing descriptions of the Agreement and the Loan Agreement are qualified in their entirety by reference to the full text of the Agreement and the Loan Agreement, copies of which are filed as Exhibits 2.1 and 10.1 to this Current Report on 8-K and are incorporated in this Item 1.01 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Consideration Shares to be issued pursuant to the Scheme or the Standby Offer to Renergen shareholders in the United States have not been and will not be registered in terms of the U.S. Securities Act 1933, as amended (“Securities Act”) and will be issued in reliance on the exemption from the registration requirements thereof provided by Rule 802 of the Securities Act.

Item 7.01. Regulation FD Disclosure.

On May 20, 2025, the Company and Renergen will be participating in a conference call with investors to discuss the Transactions. An investor presentation containing additional information relating to the Transactions is being furnished as Exhibit 99.1 hereto.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, except as otherwise stated in such filing.

Item 8.01. Other Events.

On May 20, 2025, the Company issued a press release and the Company and Renergen issued a Joint Firm Intention Announcement (“FIA”), announcing the execution of the Agreement and the Transaction. The full text of the press release and FIA, copies of which are attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively, are incorporated herein by reference.

As of May 20, 2025, certain Renergen shareholders collectively holding in excess of 35% of the aggregate issued Renergen Ordinary Shares have provided irrevocable undertakings to vote in favor of the resolutions to be proposed at the Renergen shareholder meeting and accept the Standby Offer in respect of the Renergen Ordinary Shares held by them at the time of the Renergen shareholder meeting.

Additional Information and Where to Find It

This document is not subject to the requirements of Section 14(a) of the U.S. Securities Exchange Act of 1934, as amended. In connection with the Transactions, Renergen intends to prepare a combined circular to be distributed to Renergen shareholders in accordance with the Companies Act and the JSE’s listings requirements with respect to a shareholder meeting at which Renergen shareholders will be asked to vote on the Scheme and other matters required to be approved by Renergen shareholders. Renergen will send the combined circular to its shareholders entitled to vote at the meeting relating to the Transactions. The Company will furnish a Form CB with the SEC no later than the next business day after the date the scheme circular and any other documents are published or otherwise disseminated to Renergen shareholders in connection with the Transactions in accordance with the Companies Act and the JSE’s listings requirements. The Company may file other relevant materials with the SEC in connection with the Transactions. The scheme circular and other relevant materials in connection with the Transactions (when they become available) and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) and the Company’s website at www.aspisotopes.com.

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Important Notice to Renergen Shareholders in the United States

The Offer or business combination is made for the securities of a non-U.S. company (Renergen, a South African company), by means of the Scheme or the Standby Offer. The Offer is subject to disclosure and procedural requirements in South Africa and other non-U.S. jurisdictions that are different from those of the United States. The financial information relating to Renergen contained in the Circular has been/will be prepared in accordance with IFRS Accounting Standards that may not be comparable to the financial statements and financial information of US companies.

It may be difficult for U.S. holders of Renergen ordinary shares to enforce their rights and any claims they may have arising under the federal securities laws of the United States, since Renergen is incorporated in a non-U.S. jurisdiction, and some or all of its officers and directors may be residents of a non-U.S. jurisdiction. U.S. holders may not be able to sue a non-U.S. company or its officers or directors in a non-U.S. court for violations of the U.S. securities laws. Further, it may be difficult to compel a non-U.S. company and its affiliates to subject themselves to a U.S. court's judgment.

You should be aware that ASP Isotopes may purchase securities otherwise than under the Scheme or Standby Offer, such as in open market or privately negotiated purchases, subject to any restrictions or requirements under South African law.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words like “may,” “will,” “likely,” “should,” “expect,” “anticipate,” “future,” “plan,” “believe,” “intend,” “goal,” “seek,” “estimate,” “project,” “continue,” and variations of such words and similar expressions. These forward-looking statements are not guarantees of future performance and involve risks, assumptions, and uncertainties, including, but not limited to, risks related to: (i) the implementation of the Scheme in the anticipated timeframe or at all; (ii) the satisfaction of the Scheme conditions; (iii) the failure to obtain necessary regulatory and shareholder approvals; (iv) the ability to realize the anticipated benefits of the proposed acquisition of Renergen; (v) the ability to successfully integrate the businesses; (vi) disruption from the proposed acquisition of Renergen making it more difficult to maintain business and operational relationships; (vii) the negative effects of this announcement or the consummation of the proposed acquisition of Renergen on the market price of Renergen’s or ASPI’s securities; (viii) significant transaction costs and unknown liabilities; (ix) litigation or regulatory actions related to the proposed acquisition of Renergen; and (x) such other factors as are set forth in the periodic reports filed by ASPI with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to those described under the heading “Risk Factors” in its annual reports on Form 10-K, quarterly reports on Form 10-Q and any other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

The forward-looking statements included in this document are made only as of the date of this document, and except as otherwise required by applicable securities law, neither Renergen nor ASPI assume any obligation nor do they intend to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

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Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Firm Intention Letter Agreement, dated May 20,2025, by and between ASP Isotopes Inc. and Renergen Limited.
10.1	Loan Agreement, dated May 19, 2025, by and among ASP Isotopes Inc., ASP Isotopes South Africa Proprietary Limited, as lender, and Renergen Limited, as borrower.
99.1	Investor presentation dated May 20,2025.
99.2	Press release of ASP Isotopes Inc., dated May 20,2025.
99.3	Joint Firm Intention Announcement, dated May 20,2025.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASP ISOTOPES INC.

Date: May 20, 2025	By:	/s/ Paul Mann
	Name:	Paul Mann
	Title:	Chief Executive Officer

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